Exhibit 99.1
For Immediate Release
Local.com Completes $13 Million Financing
IRVINE, Calif., August 1, 2007 — Local.com Corporation (NASDAQ: LOCM), a leading local search engine, today announced the sale of 2,356,900 shares of its common stock to two institutional investors in a private placement transaction for $5.50 per share. The gross proceeds of approximately $13 million are expected to be used for acquisitions, to expand direct sales channel development, to protect the company’s growing intellectual property portfolio, and for general working capital.
In connection with the sale of common stock the company also issued to the investors warrants to purchase up to 471,386 additional shares of the company’s common stock at a price of $7.89, exercisable beginning February 1, 2008 and for a period of five years thereafter; and up to 471,386 additional shares of the company’s common stock at a price of $9.26, exercisable beginning February 1, 2008 and for a period of six years thereafter.
The shares are not registered under the Securities Act, or any state securities laws, and were sold in a private transaction under Regulation D. Unless the shares are registered, they may not be offered or sold in the United States except pursuant to an exemption from the registration requirements of the Securities Act and applicable state laws. Local.com has agreed to file a registration statement covering resale by investors of the privately placed common stock, including the common stock issuable upon conversion of the warrants discussed above.
This press release does not constitute an offer to sell or the solicitation of an offer to buy any security and shall not constitute an offer, solicitation or sale of any securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the security laws of such jurisdiction.
GunnAllen Financial acted as placement agent for Local.com on the transaction.
About Local.com
Local.com (NASDAQ: LOCM) is a Top U.S. website attracting approximately 10 million visitors each month seeking information on local businesses, products, services, and jobs. Local.com is also one of the largest local search syndication networks, publishing business information on over 400 regional media sites. Powered by the company’s patented local web indexing and Keyword DNA® technologies, Local.com provides users with targeted, relevant local search results, including special offers from local businesses, user reviews, local businesses’ website links, maps, driving directions and more. Businesses can advertise on Local.com with subscription, pay-per-click, banner and pay-per-call ad products. The site’s mobile service, Local Mobile™ provides local search results via mobile phones and devices. Local.com claims U.S. patent numbers 7,231,405 and 7,200,413. For more information visit: www.local.com.

Forward-Looking Statements
All statements other than statements of historical fact included in this document regarding our anticipated financial position, business strategy and plans and objectives of our management for future operations, are forward-looking statements. When used in this report, words such as ‘anticipate,’ ‘believe,’ ‘estimate,’ ‘plans,’ ‘expect,’ ‘intend’ and similar expressions, as they relate to Local.com or our management, identify forward-looking statements. Any forward-looking statements are based on the beliefs of our management as well as assumptions made by and information currently available to our management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors, including, but not limited to, our ability to monetize the Local.com domain, incorporate our local-search technologies, market the Local.com domain as a destination for consumers seeking local-search results, grow our business by enhancing our local-search services, expand our Advertiser and Distribution Networks, expand internationally, integrate and effectively utilize our acquisitions’ technologies, develop our products and sales, marketing, finance and administrative functions and successfully integrate our expanded infrastructure, as well as our dependence on major advertisers, competitive factors and pricing pressures, changes in legal and regulatory requirements, and general economic conditions. Any forward-looking statements reflect our current views with respect to future events and are subject to these and other risks, uncertainties and assumptions relating to our operations, results of operations, growth strategy and liquidity. All subsequent written and oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by this paragraph. Unless otherwise stated, all site traffic and usage statistics are from third-party service providers engaged by the company.
Our Annual Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K, and other Securities and Exchange Commission filings discuss the foregoing risks as well as other important risk factors that could contribute to such differences or otherwise affect our business, results of operations and financial condition. The forward-looking statements in this release speak only as of the date they are made. We undertake no obligation to revise or update publicly any forward-looking statement for any reason.
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Media Contacts:
Cameron Triebwasser
Local.com
949-789-5223
ctriebwasser@local.com
Paula Brici
Madison Alexander PR
949-677-6527
paula@madisonalexanderpr.com
Investor Relations Contact:
John Baldissera
BPC Financial Marketing
800-368-1217